NORTHLAND FINANCIAL GROUP, INC.

The Leader in Specialty Equipment Leasing

LEASE                                                              250181
                                                                   Lease Number

Equipment

Quant.            Model             Description and Serial No.


                                 SEE EXHIBIT "A"


Equipment Location                      City                         State, Zip

Equipment Contract                      Phone

Lease Terms

Term              No. of            Monthly          Tax      Total             Advance          Purchase
(in months)      Payments           Rental                    Rent Payment       Rental           Option
60                60                $1,005.16      $65.34     $1,070.50        $2,141.00         $1.00


LESSEE (Billing Information)                     SUPPLIER

Billing Contact   George Pirgousis               Name The Computer Bank
Address 3560 Cypress Gardens Rd.                 Address 7701 Northwest 56th St.
City    Winterhaven                              City    Miami
State   FL            Zip 33884                  State    FL   Zip   33166
County    Polk                                   Sales Rep.  David Schilling
Phone# 941/326-1006 Fax# 941/324-6117            Phone# 305/447-1941


Terms and Conditions of Lease (See reverse side of Lease for additional Terms and Conditions)

1. Lease. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the equipment described above.

2. Term and Rent. Lessee agrees to pay to Lessor the monthly rental shown above for the number of months shown as the term. Rental payments are due monthly beginning on the date Lessee accepts the equipment and the same day of each month thereafter until all monthly rental payments have been paid in full. Any Advance Rentals will be used for the first rental payment at the discretion of Lessor and any balance will be held by Lessor (without interest) as security for Lessee's obligation under this Lease. Advance Rentals will not be refunded if this Lease does not commence due to any act or omission of Lessee. All rental payments will be paid at Lessor's office shown on Lessor's invoice.

This Lease will not be binding on Lessor This Lease is non-cancellable and cannot be changed until it is accepted below except in a writing signed by the Lessor and Lessee


Lessor

Northland Financial Group, Inc.         George Pirgousis dba Floridino's Pizza &
                                        Pasta

By /s/William Marceau
---------------------
                                          By
                                             ----------------------------------
Title  President                          (Print Name)    George Pirgousis
----------------
                                          Title owner
                                                     --------------------------
 Date 12/23/98                            Date 10/23/98
      --------                                 --------------------------------



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